DERIVATIVES (Tables)	12 Months Ended
Dec. 31, 2021
Impact from Foreign Exchange Derivative Instruments Designated as Cash Flow Hedges
The impact from foreign exchange derivative instruments designated as cash flow hedges was as follows:

Years Ended December 31,	2021	2020
Gain recorded in accumulated other comprehensive loss	$97	$1,205
Loss (gain) reclassified from accumulated other comprehensive loss into earnings	$305	$(574)

Fair Value of Derivative Instruments and Location in the Balance Sheets
The following table summarizes the fair value of derivative instruments, which consist solely of foreign exchange contracts, included in accrued expenses and other current liabilities in our consolidated balance sheets. See Note 18.

	Asset Derivatives		Liability Derivatives
December 31,	2021	2020	2021	2020
Derivatives designated as hedging instruments	$—	$—	$—	$91
Derivatives not designated as hedging instruments	—	—	5	10

Total derivative instruments	$—	$—	$5	$101